                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A
                               (Amendment No. 1)

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 March 29, 2002





                        HARTFORD LIFE INSURANCE COMPANY
                  -------------------------------------------
                          (Exact name of registrant as
                           specified in its charter)

                     Delaware                    811-07829
           (State or other jurisdiction         (Commission
                  of Incorporation)             File Number)

                                   06-0974148
                                 (IRS Employer
                              Identification No.)



                        Hartford Life Insurance Company
                              200 Hopmeadow Street
                             Simsbury, Connecticut
            (Address of principal executive offices of registrant)

                                     06089
                                    Zip Code

                                 (860) 547-5000
                          Registrant's telephone number
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Item 4.      Changes in Registrant's Certifying Accountants.

     On March 22, 2002, the Board of Directors of The Hartford Financial Services Group, Inc. ("The Hartford"), the ultimate parent company of Hartford Life Insurance Company (the "Company"), dismissed Arthur Andersen LLP ("Arthur Andersen") as The Hartford's independent auditor. The dismissal will become effective once Arthur Andersen completes its review of The Hartford's first quarter 2002 financial statements. As previously disclosed in The Hartford's 2002 proxy statement, The Hartford's Audit Committee is conducting a Request for Proposal process, which is expected to be completed in the second quarter of 2002 with the formal appointment by The Hartford's Board of Directors of a new auditor. Accordingly, Arthur Andersen has also been dismissed as the Company's independent auditor effective once Arthur Andersen completes its review of the Company's first quarter financial statements.

     Arthur Andersen's reports on the Company's consolidated financial statements for each of the years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During the years ended December 31, 2001 and 2000 and through the date of this Current Report, there were no disagreements between the Company and Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused it to make reference to the subject matter in connection with its report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in
Item 304(a)(1)(v) of Regulation S-K.

     The Company provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Arthur Andersen's letter, dated March 29, 2002, stating its agreement with such statements.

Item 7.      Financial Statements and Exhibits.

(a)  Financial Statement of Businesses acquired. Not applicable.
(b)  Pro forma financial information. Not applicable.
(c)  The following are filed as exhibits to this Current Report:

Exhibit
Number    Description
-------   -----------
  16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated March 29, 2002.

  99.1 Amendment No. 1 to Form 8-K Current Report of The Hartford Financial Services Group, Inc., dated March 29, 2002, as filed with the Securities and Exchange Commission on March 29, 2002.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    HARTFORD LIFE INSURANCE COMPANY


Date:    March 29, 2002            By:      /s/ Christine Hayer Repasy
                                            -------------------------
                                   Name:    Christine Hayer Repasy
                                   Title:   Senior Vice President,
                                            General Counsel and
                                            Corporate Secretary

                              EXHIBIT INDEX



Exhibit
Number    Description
-------   -----------
  16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated March 29, 2002.

  99.1 Amendment No. 1 to Form 8-K Current Report of The Hartford Financial Services Group, Inc., dated March 29, 2002, as filed with the Securities and Exchange Commission on March 29, 2002.